SUPPLEMENT TO THE CURRENTLY EFFECTIVE
                            PROSPECTUSES OF THE FUND

                                 -----------------

                             DWS Capital Growth Fund

The following supplements the fee and expense information table for the fund under the heading "How Much Investors Pay":

Effective July 1, 2006, DWS Scudder Distributors, Inc. ("DWS-SDI"), the fund's distributor, has voluntarily agreed to waive the 0.75% 12b-1 distribution fee for Class B shares only. The waiver will be in effect for a period of one year. Had this waiver been effective for the duration of the fund's prior fiscal year, net expenses would have equaled 1.30%.



The following supplements the 12b-1 information for the fund under the heading "Choosing a Share Class -- Class B Shares":

Effective July 1, 2006, DWS-SDI, the fund's distributor, has voluntarily agreed to waive the 0.75% 12b-1 distribution fee for Class B shares only. The waiver will be in effect for a period of one year.







               Please Retain This Supplement for Future Reference



                                                              [DWS SCUDDER LOGO]
                                                             Deutsche Bank Group


August 7, 2006
DCG-3600

DWS Capital Growth Fund


Supplement to the current effective Statement of Additional Information
--------------------------------------------------------------------------------


The following information is added to the "Fund Service Providers - Rule 12b-1
Plans: Class B, Class C and Class R" section of the fund's Supplement of Additional Information:


Effective July 1, 2006, DWS-SDI has voluntarily agreed to waive the 0.75% 12b-1 distribution fee for Class B shares only. The waiver will be in effect for a period of one year.








August 7, 2006

                                                              [DWS SCUDDER LOGO]
                                                             Deutsche Bank Group